EXHIBIT 24
                                DIRECTORS' POWERS OF ATTORNEY

                                       POWER OF ATTORNEY

                                              RE

                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Andre Desmarais, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of March, 1998.



                                /s/  Andre Desmarais
                                Member, Board of Directors of
                                Great-West Life & Annuity Insurance Company


Witness:



/s/  Lisa Gagnon
Signature


Lisa Gagnon
Name Printed

                                       POWER OF ATTORNEY

                                              RE

                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


Know all men by these presents, that I, Robert G. Graham, a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint each of D.C. Lennox and G.R. Derback as my true and lawful attorney and agent for me and in my name and on my behalf to, individually and without the concurrence of the other attorney and agent, sign my name, in my capacity as a Member of the Board of Directors of Great-West Life & Annuity Insurance Company, on Form 10-K Annual Reports of Great-West Life & Annuity Insurance Company to be filed with the Securities and Exchange Commission from time to time, and to any and all amendments thereto.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 1997.



                        /s/  R.G. Graham
                        Member, Board of Directors of
                        Great-West Life & Annuity Insurance Company


Witness:



/s/  Robin Graham
Signature


Robin Graham
Name Printed